                           BNY HAMILTON FUNDS, INC.
                 Prospectus Supplement dated September 9, 2003
                      to Prospectus dated April 30, 2003

    Important news for shareholders of BNY Hamilton International Equity Fund

Effective November 21, 2003, BNY Hamilton International Equity Fund will charge a redemption fee on shares redeemed within 60 calendar days of purchase. Accordingly, on that date, the following disclosure will be added to the Prospectus under the caption "Making Exchanges/Redeeming Shares":

    The International Equity Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the International Equity Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. The International Equity Fund reserves the right to waive or modify redemption fees in certain circumstances.

In addition, under "International Equity Fund - Fees and Expenses," the Fee Table will be modified to reflect the redemption fee. Accordingly, the section of the table entitled "Shareholder Fees" will be replaced with the following:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                 None
Redemption Fee on shares held 60 days or fewer (as a % of amount redeemed)*    2%

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*The redemption fee applies to shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another fund. Shares held for more than 60 calendar days are not subject to the redemption fee.

               INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                       PROSPECTUS FOR FUTURE REFERENCE.

BNY-0090SUP9/03

                            BNY HAMILTON FUNDS, INC.
 Statement of Additional Information ("SAI") Supplement dated September 9, 2003 to SAI dated April 30, 2003

Effective November 21, 2003, the following disclosure relating to the International Equity Fund will be added under the caption "Redemption of Shares":

     The International Equity Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the International Equity Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. The International Equity Fund reserves the right to waive or modify redemption fees in certain circumstances.

              INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI
                              FOR FUTURE REFERENCE.

SAI-SUP 9/03